Business Combinations & Asset Acquisitions	12 Months Ended
Dec. 31, 2022
Business Combination and Asset Acquisition [Abstract]
Business Combinations & Asset Acquisitions
4. Business Combinations & Asset Acquisitions
Acquisition of Demio, Inc.
On February 19, 2021, the Company completed its business acquisition of 100% of the equity interests of Demio, Inc. (“Demio”), pursuant to the Agreement and Plan of Merger, dated January 29, 2021. Demio, a Florida corporation, is a developer of a cloud-based webinar platform designed to engage and covert audiences through live conversations. Demio’s solution is designed to help businesses create, launch and manage live, automated or recorded webinars, facilitating engagement with prospects as well as clients. The purpose of this acquisition was to strategically integrate Demio’s webinar platform into Banzai’s growing list of offerings.
The purchase price of Demio consisted of cash consideration of $3,400,000. The Company also issued (i) 1,213,346 shares of Banzai restricted Class A Common Stock to the selling shareholders and founders of Demio and (ii) up to an aggregate of $2,000,000 payable in cash (the “Earnout liability”). The vesting of the equity consideration and the cash payments are contingent upon the achievement of revenue targets of the combined company. Contingent consideration is payable upon the achievement of a target of $4,000,000 in revenues attributable to Demio for two discrete
12-month
periods as described in the Agreement and Plan of Merger. A maximum of two cash payments, each in the amount of $1,000,000 payable in cash, are payable upon the achievement of the revenue targets as described above. This contingent consideration was accounted for as post-combination compensation, with amounts recorded on the Statement of Operations, as part of General and Administrative expenses. Management notes further that the revenue targets applicable to the 2nd discrete
12-month
period, were not achieved and this portion of the Earnout Liability was forfeited.
Pursuant to the Agreement and Plan of Merger, one hundred percent (100%) of the restricted shares shall initially be deemed unvested and subject to forfeiture.
One-half
(1/2) of the unvested shares shall no longer be subject to forfeiture and shall thereupon cease to be unvested shares upon payment, if any, of the first revenue target in accordance with the Merger Agreement. The remaining one-half
(1/2) of the unvested shares shall no longer be subject to forfeiture and shall thereupon cease to be unvested shares upon payment, if any, of the second revenue target in accordance with the Agreement and Plan of Merger. The Company classified the restricted shares as post-combination expense, as upon termination of the selling shareholders the restricted shares would also be forfeited. Therefore, the Company recognized stock compensation upon vesting for these restricted shares when payout of the Earnout liability was deemed probable, refer to Note 16.
Assets acquired and liabilities assumed are recorded at the date of acquisition at their respective fair values. Also, current assets and liabilities were recorded at their carrying amounts, which are deemed to approximate their respective fair values given their short-term nature. The estimated fair value of net assets acquired, including the allocation of the fair value to identifiable assets and liabilities, was determined using established valuation techniques.
The estimated fair value of the acquired intangible assets was determined using a method which reflects the present value of the operating cash flows generated by this asset after taking into account the cost to realize the revenue, and an appropriate discount rate to reflect the time value and risk associated with the invested capital. These assets are subject to impairment testing.
Goodwill of $2,171,526 arising from the acquisition equates to the residual intangible asset that generates earnings in excess of a normal return on all other tangible and intangible assets. Under the residual method, the fair value of goodwill is determined by subtracting the fair value of the identified net tangible and intangible assets from the fair value of the total purchase consideration. The goodwill is primarily attributable to the synergies that are expected to result from combining the operations of the Company and Demio. Specifically, the goodwill of the acquired company is primarily related to expected improvements in technology performance and functionality, as well as sales growth from future product and service offerings and new customers, together with certain intangible assets that do not qualify for separate recognition. All of the goodwill was assigned to the Company’s only segment. None of the goodwill recognized is expected to be deductible for income tax purposes.
In connection with the business acquisition, the Company incurred acquisition costs of approximately $185,000 that were recognized in general and administrative expenses.

Total Consideration Paid
Closing cash price	$3,400,000

Total purchase price	$3,400,000

The table below sets forth the allocation of the fair value of the Demio net assets acquired and the corresponding line item in the Company’s consolidated balance sheet at the date of acquisition.

Assets
Cash and cash equivalents	$233,352
Property, plant and equipment	6,265
Technology	1,169,000
Trade names and trademarks	546,000
Goodwill	2,171,526

Total assets	4,126,143
Liabilities
Accounts payable and other accrued expenses	180,117
Deferred revenue	136,568
Deferred tax liability	409,458

Total liabilities	726,143

Total net assets acquired	3,400,000
Cash Paid at Closing	3,400,000

Total purchase price	$3,400,000

The Company’s consolidated financial statements for the year ended December 31, 2021 include the results of operations of Demio since February 20, 2021 during which period Demio contributed revenues of approximately $3,468,000 and a net loss of approximately $770,000.
On an unaudited pro forma basis, the revenues and net income of the Company assuming the acquisition had occurred on January 1, 2021, are shown below. The unaudited pro forma information does not purport to present what the Company’s actual results would have been had the acquisition occurred on January 1, 2021, nor is the financial information indicative of the results of future operations.

	Revenue (unaudited)	Earnings/(Loss) (unaudited)
Actual from February 20, 2021 through December 31, 2021	$3,468,000	$(770,000)
Fiscal 2021 supplemental pro forma from January 1, 2021 through December 31, 2021	$6,106,442	$(9,734,298)
The Company did not have any material, nonrecurring pro forma adjustments directly attributable to the business acquisition included in the reported unaudited pro forma revenue and earnings. These unaudited pro forma amounts have been calculated after applying the Company’s accounting policies. In 2021, the Company incurred approximately $185,000 of acquisition-related costs. These expenses are included in general and administrative expenses on the Company’s consolidated income statement for the year ended December 31, 2021 and are reflected in pro forma earnings for the year ended December 31, 2021 in the table above. Revenue and earnings from Demio is $899,232 and $247,331, respectively for the period from January 1, 2021 through February 19, 2021.